DELAWARE GROUP CASH RESERVE

Delaware Cash Reserve Fund

Supplement to the Fund's
Statement of Additional Information
dated May 30, 2003

The Board of Trustees has approved the following changes in sales charges for Class B share purchases effective July 1, 2003. Please carefully review the changes with your financial advisor when making an investment decision as to which class of shares best suits your investment goals and time frame and whether to make your investment before or after June 30, 2003.

All references in this SAI to the Class B contingent deferred sales charge (CDSC) are replaced with the new Class B CDSC of 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0.00% thereafter. The new maximum purchase amount for Class B Shares is $100,000. The Class C CDSC and maximum purchase amount are not affected.

Effective July 1, 2003, the new sales charge schedule for the Class B shares and maximum purchase amount, described above, replace the sales charge and maximum purchase amount information throughout the SAI, and specifically in the following sections: "Performance Information" on pages 10 and 13; "Purchasing Shares" on pages 17 and 18; and "Redemption and Exchange" on pages 34 and 35.

The following average annual total and cumulative total return tables replace the similar tables on pages 10 and 13, respectively. Past performance is not a guarantee of future results:

Average Annual Total Return

	Class A Shares (Inception 6/30/78)	Consultant Class Shares (Inception 3/10/88)	Class B Shares (Including Deferred Sales Charge) (1) (Inception 5/2/94)	Class B Shares (Excluding Deferred Sales Charge) (Inception 5/2/94)	Class C Shares (Including Deferred Sales Charge) (Inception 11/29/95)	Class C Shares (Excluding Deferred Sales Charge) (Inception 11/29/95)
1 year ended 3/31/03	0.92%	0.67%	-4.84%	0.16%	-0.84%	0.16%
3 years ended 3/31/03	3.07%	2.81%	1.16%	2.13%	2.13%	2.13%
5 years ended 3/31/03	3.70%	3.44%	2.36%	2.72%	2.72%	2.72%
10 years ended 3/31/03	3.93%	3.67%	N/A	N/A	N/A	N/A
15 years ended 3/31/03	4.71%	4.45%	N/A	N/A	N/A	N/A
Life of Fund	6.85%	6.68%	3.12%	3.12%	3.03%	3.03%

1 Effective May 30, 1999, the CDSC schedule for Class B Shares is as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed during the second year of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (vi) 0% thereafter. The above performance figures are calculated using such old CDSC schedule.

Cumulative Total Return

	Class A Shares (Inception 6/30/78)	Consultant Class Shares (Inception 3/10/88)	Class B Shares (Including Deferred Sales Charge) (1) (Inception 5/2/94)	Class B Shares (Excluding Deferred Sales Charge) (Inception 5/2/94)	Class C Shares (Including Deferred Sales Charge) (Inception 11/29/95)	Class C Shares (Excluding Deferred Sales Charge) (Inception 11/29/95)
3 months ended 3/31/03	0.21%	0.15%	(4.97%)	0.03%	(0.97%)	0.03%
6 months ended 3/31/03	0.44%	0.32%	(4.93%)	0.07%	(0.93%)	0.07%
9 months ended 3/31/03	0.67%	0.48%	(4.90%)	0.10%	(0.90%)	0.10%
1 year ended 3/31/03	0.92%	0.67%	(4.84%)	0.16%	(0.84%)	0.16%
3 years ended 3/31/03	9.49%	8.67%	3.53%	6.53%	6.53%	6.53%
5 years ended 3/31/03	19.91%	18.43%	12.36%	14.36%	14.36%	14.36%
10 years ended 3/31/03	46.99%	43.38%	N/A	N/A	N/A	N/A
15 years ended 3/31/03	99.47%	92.16%	N/A	N/A	N/A	N/A
Life of Fund	415.16%	395.12%	31.50%	31.50%	24.53%	24.53%

(1) Effective May 30, 1999, the CDSC schedule for Class B Shares is as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed during the second year of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (vi) 0% thereafter. The above performance figures are calculated using such old CDSC schedule.

The date of this Supplement is May 30, 2003.